SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           Reported): June 29, 2001


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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            (Exact name of registrant as specified in its charter)

               Delaware                      333-61840                       13-3320910
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    (State or Other Jurisdiction of         (Commission         (I.R.S. Employer Identification
            Incorporation)                  File Number)                       No.)
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                             Eleven Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

         5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                Exhibit 5.1)

         23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
                5.1 and 8.1)


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CREDIT SUISSE FIRST BOSTON MORTGAGE
                                               SECURITIES CORP.


                                               By: /s/ Kari Roberts
                                                   ---------------------
                                                   Name:  Kari Roberts
                                                   Title: Director

Dated: July 3, 2001


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                                 Exhibit Index

Exhibit                                                               Page
-------                                                               ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP             5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included
         in Exhibit 5.1)                                                5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibits 5.1 and 8.1)                                          5